                               FIRST AMENDMENT TO
                        SEPARATION AGREEMENT AND RELEASE


      THIS FIRST AMENDMENT TO SEPARATION AGREEMENT AND RELEASE (the "Amendment") is made and entered into as of October 28, 1996, by and between KENETECH CORPORATION and CNF INDUSTRIES, INC. (together with their affiliated companies, the "Company'), both Delaware corporations, and JOEL M. CANINO (the "Employee"), who was previously employed by the Company.


                                    RECITALS


     A. The Employee's employment with the Company terminated on or about September 15, 1996.

     B. The Employee and the Company entered into a Separation Agreement and Release dated as of October 7, 1996 ("Agreement") under which the Employee compromised, settled and released fully and finally all outstanding matters between the Employee and the Company, including all matters relating to the Employee's employment, his separation from the Company and the termination of his employment.

     C.   The Employee and the Company now wish to amend the Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and for other good and valuable consideration, the Company and the Employee amend the Agreement as follows:

     1. Amendment. The parties hereby amend Sections 3(a) and (b) to read in their entirety as follows:

          "3. Terms of Separation. In consideration of the agreements by the Employee provided herein, including, without limitation, the releases by the Employee in Paragraph 4 below and cancellation of the promissory note from the Company to the Employee dated December 1, 1994 ("Promissory Note") as provided in Paragraph 15(d) below, the Company agrees as follows:

     (a) In full satisfaction of any claims by the Employee in connection with his employment or the termination of his employment, including, but not limited to, any claims for compensation, bonus payments, fringe benefits, disability benefits, ownership rights, severance benefits, change in control benefits, out-placement services, relocation expenses, payments of principal and interest under the Promissory
          Note, life insurance premiums or coverage, membership fees and options, the Company shall, concurrently with the Company's receipt of the Waiver of Revocation described in Paragraph 11 below, do the following: (i) pay to the Employee a lump sum amount equal to $429,000 less all applicable deductions, and (ii) transfer to the Employee as owner/payor the Company's life insurance policies naming the Employee as the insured issued by Security-Connecticut Life Insurance Company, Policy Nos. 0008-47934E and 0008-41548R, free of loans, and (iii) deliver to the Employee restricted stock certificates as contemplated by Paragraph 15(f) below.

     (b) The Employee has ceased participation in all employee benefit plans of the Company effective as of the Separation Date, and the Company shall not be liable for any payments to or on behalf of the Employee in respect of any fringe benefits, except that (1) the Employee shall continue to be covered by the Company's health and group disability and life insurance plan until October 31, 1996, and (2) CNF Industries, Inc. will provide health coverage (i.e., medical and dental) to the Employee and his eligible dependents, without charge or tax, from October 31, 1996 until the earlier of June 30, 1999 or the first date that the Employee is covered under another employer's health benefit program without exclusion for any pre-existing medical condition. The foregoing health coverage shall be in lieu of any continued health care coverage to which the Employee or his dependents would otherwise, at the Employee's expense, be entitled in accordance with the requirements of Code Section 4980B by reason of termination of his employment."

          2. No Modification. Except as expressly set forth in this Amendment, the Agreement shall continue in full force and effect without modification.

      IN WITNESS WHEREOF, the Company and the Employee have duly executed this Agreement as of the date first set forth above.


KENETECH CORPORATION


By_________________________                     ___________________________
Name: Mark D. Lerdal                                  JOEL M. CANINO
Title:   Chief Executive Officer                  Date Signed:  October __, 1996
Date Signed:  October __, 1996

Subsidiaries of
KENETECH Corporation                                              as of 03/19/97



CNF Industries, Inc.
(Delaware)


      C.N. Flagg & Co., Incorporated
(Connecticut)

      CNF Century Acquisition, Inc.
(Delaware)

            Century Contractors West, Inc.
(Texas)

      CNF Constructors, Inc.
(Tennessee)

            CNF Equipment, Inc.
(Delaware)

            CNF Penuelas, Inc.
(Delaware)

            KENETECH - CNF Texas, Inc.
(Delaware)

      CNF Power, Inc.
(Connecticut)


      Process Construction Supply, Inc.
(Delaware)


KENETECH Energy Systems, Inc.
(Delaware)

      CCF-6, Inc.
(Connecticut)


      Flagg Energy Development Corporation
(Delaware)

            CCF-1, Inc.
(Connecticut)


            CCF-3, Inc.
(Connecticut)


      KEM, Inc.
(Delaware)


      KES Bloom, Inc.
(Delaware)


      KES Chateaugay, Inc.
(Delaware)

      KES Chicago Heights, Inc.
(Delaware)

      KES Kingsburg, Inc. (Delaware)

      KES Kingston, Inc.
(Delaware)


      KES LNG, Inc.
(Delaware)


      KES Montego, Inc.
(Delaware)


      KES Penuelas Holdings, Inc.
(Delaware)

            KES Bermuda, Inc.
(Delaware)

            KES Bermuda, Ltd. (British Virgin
Islands)

            KES LNG, Ltd. (British Virgin
Islands)

            KES Penuelas, Ltd. (British Virgin
Islands)

      KES Pepperell, Inc.
(Delaware)

      KES Renville, Inc.
(Delaware)


      Mill Street GP, Inc.
(Delaware)

      Mill Street LP, Inc.
(Delaware)


KENETECH Facilities Management, Inc.
(Delaware)

      KFM Pepperell, Inc.
(Delaware)


KENETECH International Ltd.
(Delaware)

      9003-2301 Quebec Inc.
(Quebec)

      9007-8585 Quebec Inc.
(Quebec)

      Energia Eolica de Galicia, S.A.
(Spain)

      Energie Eolienne KENETECH, Inc./KENETECH Windpower, Inc.
(Quebec)

      Kenwind Industries Ltd./Industries Kenwind Ltee
(Quebec)

Kenwind Industries  Magdalen  Ltd./Les  Industries de la Madeleine  Kenwind Ltee
     (Quebec)

      KW Groningen B.V.
(Netherlands)


            KW Eemsmond B.V.
(Netherlands)



KENETECH Management Services, Inc.
(Delaware)


KENETECH Merger Company
(Delaware)


KENETECH Service Company
(Delaware)


KENETECH Windpower India Company Limited  (Mauritius)
(Mauritius)


KENETECH India Private Limited (India)
(India)


KENETECH Windpower, Inc.
(Delaware)

      AWP Plantas Eolicas, S.A.
(Spain)

      East Wind Limited (Channel
Islands)

            Windergo
Ltd.


      Fiberblade Corporation
(Delaware)

      GP WPP93 LP, Inc.
(Delaware)


      KC One Company
(Delaware)


      KENETECH Assembly and Test, Inc.
(Delaware)

      KENETECH Canadian Operations, Inc.
(Alberta)

      KENETECH Finance Company
(Delaware)

            KENETECH Project Company
(Delaware)

                        USW Altamont Corporation
(Delaware)

                        KENETECH Leasing Company

                              USW Delta Company

      KENETECH FSC, Inc.
(Barbados)


      KENETECH Solar Energy Ventures, Inc.
(Delaware)

      KW Altamont I, Inc.
(Delaware)

      KW Altamont II, Inc.
(Delaware)

      KW Altamont SCE, Inc.
(Delaware)

      KW Boulevard I, Inc.
(Delaware)

      KW Boulevard II, Inc.
(Delaware)

      KW Cottonwood I, Inc.
(Delaware)

      KW Cottonwood II, Inc.
(Delaware)

      KW Eemsmond GP, Inc.
(Delaware)

      KW Eemsmond LP, Inc.
(Delaware)

      KW Europe Project Development Limited Liability
Company

      KW Greenville Company
(Delaware)

      KW Hayward, Inc.
(Delaware)


      KW India, Inc.
(Delaware)


      KW Jackson, Inc.
(Delaware)


      KW Kelso I, Inc.
(Delaware)


      KW Kelso II, Inc.
(Delaware)


      KW Kelso III, Inc.
(Delaware)


      KW Kelso IV, Inc.
(Delaware)


      KW Kramer I, Inc.
(Delaware)


      KW Kramer II, Inc.
(Delaware)


      KW Kramer PV, Inc.
(Delaware)


      KW La Rumorosa I, Inc.
(Delaware)

      KW La Rumorosa II, Inc.
(Delaware)

      KW La Rumorosa III, Inc.
(Delaware)

      KW Llyn Alaw LP, Inc.
(Delaware)

      KW San Diego, Inc.
(Delaware)


      KW SCE, Inc.
(Delaware)


      KW SDG&E, Inc.
(Delaware)


      KW Sidewinder, Inc.
(Delaware)

      KW Solano I, Inc.
(Delaware)


      KW Solano II, Inc.
(Delaware)


      KW Tehachapi II, Inc.
(Delaware)

      KW Tehachapi III, Inc.
(Delaware)

      KW Tejona, S.A. (Costa
Rica)

      KW Texas Manufacturing, Inc.
(Delaware)

      KW Texas, Inc.
(Delaware)


      KW Vansycle I, Inc.
(Delaware)

      KW Vansycle II, Inc.
(Delaware)

      KW WPP94, Inc.
(Delaware)


      Northeast Windpower Systems, Inc.
(Delaware)

      U.S. Windpower 1983-1, Inc.
(California)

      U.S. Windpower 1984, Inc.
(California)

      U.S. Windpower Transmission Corporation
(Delaware)

      US WEG, Inc.
(Delaware)


      USW Concord Company
(Delaware)

      USW Fremont Company
(Delaware)

      USW Land Corporation
(Delaware)

      USW Midwest Windpower Land Company
(Delaware)

      USW WindRiver Company
(Delaware)

      USW WPP93 GP, Inc.
(Delaware)


      Wind Generator Parks, Inc.
(California)

      Windplant Operations B.V.
(Netherlands)

      Windpower Management Associates 1984-2, Inc.
(California)

      Windpower Management Associates 1984-3, Inc.
(California)

      Windpower Management Associates 1985-1, Inc.
(California)

      Windpower Management Associates 1985-2, Inc.
(California)

      Windpower Management Associates 1985-3, Inc.
(California)

      Windpower Partners 1993 (SCE), Inc.
(Delaware)

      WPP94 GP, Inc.
(Delaware)


            KW Transmission, Inc.

KENETECH Wood Fuels, Inc.
(Delaware)

      KWF Chateaugay, Inc.
(Delaware)

      KWF Wareham, Inc.
(Delaware)



U.S. Windpower Development Corporation
(Delaware)

NOTE: * designates entities with multiple parents.